Exhibit 10.6

               AMENDMENT TO AUTO LOAN PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT ("Amendment") to the AUTO LOAN PURCHASE AND SALE AGREEMENT ("Agreement") dated and effective May 4, 2000 by and between E-LOAN, Inc. ("E-LOAN") and TranSouth Financial Corporation ("TranSouth") is entered into and effective this 10th day of January, 2001:

FOR GOOD AND VALUABLE CONSIDERATION the receipt and sufficiency of which is expressly acknowledged by the parties hereto, E-LOAN and TranSouth agree to the Amendment to Exhibit B and Exhibit D as follows:

EXHIBIT B:  PURCHASE CRITERIA

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               AMENDMENT TO AUTO LOAN PURCHASE AND SALE AGREEMENT

EXHIBIT D:  LOAN DOCUMENTS

o        Note and Security Agreement
o Copy of front and back of Documentary Draft to fund immediately and Original Copy in timely fashion.
o        Drivers License(s)
o        Proof of Insurance
o        Title Application
o        Sale Contract (New Vehicle)
o        Bill of Sale or Buyers Order (Used Vehicle)
o        Odometer Statement (Used Vehicle)
o        Warranty Certificate (if applicable)
o        Proof of Income, if requested by TranSouth on Tiers 1 & 2.
         Required for Tiers 3 & 4
o        Proof of Residency for Tiers 3 & 4
o No References for Tiers 1 and 2, Four Completed References (name, address, phone number) for Tiers 3 and 4.

The Agreement is hereby modified and amended to incorporate the terms and conditions set forth herein, which shall supersede and prevail over any conflicting terms of the Agreement. Except for this change to Exhibit B and Exhibit D, all of the terms and conditions of the Agreement remain in full force and effect.

TRANSOUTH FINANCIAL CORPORATION                     E-LOAN, INC.

By:   /S/ ILLEGIBLE                                 By:   /S/ STEPHEN M. HERZ
      ------------------------------                      -------------------
      Authorized Signature                                Authorized Signature

Name:  CHRIS GOODMAN                                Name:  STEPHEN M. HERZ
       -----------------------------                       ---------------


Title:  OPERATIONS VP                               Title:  SVP CONSUMER LOANS
        ----------------------------                        ------------------


                                                    By:   /S/ MATT ROBERTS

                                                          Authorized Signature

                                                    Name:  MATT ROBERTS

                                                    Title  CFO
                                                           ---

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